Exhibit 99.1

AMENDMENT TO DEBENTURES AND WARRANTS, AGREEMENT AND WAIVER

THIS AGREEMENT AND WAIVER (this “Agreement”) is entered into on March 5, 2009 by and among Ecotality, Inc., a Nevada corporation (the “Company”) and the Company’s subsidiaries Ecotality Stores, Inc., a Nevada corporation, Electric Transportation Engineering Corporation, an Arizona corporation (“ETEC”), The Clarity Group, Inc., an Arizona corporation, and Portable Energy De Mexico, S.A. d C.V., a Mexican corporation (such subsidiaries, the “Guarantors” and together with the Company, the “Debtors”), on the one hand, and Enable Growth Partners LP (“EGP”), Enable Opportunity Partners LP (“EOP”), Pierce Diversified Strategy Master Fund LLC, Ena (“Pierce”, together with EGP, EOP and Pierce, the “Enable Funds”), and BridgePointe Master Fund Ltd. (“BridgePointe,” together with the Enable Funds, each individually referred to as a “Holder” and collectively as the “Holders” or the “Investors”), on the other hand.  Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in each of the Securities Purchase Agreements (each as defined below) or in each of the Debentures (each as defined below).

WHEREAS, pursuant to a Securities Purchase Agreement dated on or about November 6, 2007 (the “November 2007 Securities Purchase Agreement”) by and among the Company and EGP, EOP, Pierce and BridgePointe (collectively, the “November 2007 Investors”), the Company issued to the November 2007 Investors (a) an aggregate principal amount equal to $4,117,649 of the Company’s Original Issue Discount 8% Senior Secured Convertible Debentures, due May 6, 2010 (the “November 2007 Debentures”), and (b) common stock purchase warrants to purchase an aggregate of 6,862,748 shares of Common Stock, with an initial exercise price[s] of $0.32, per share (the “November 2007 Warrants” and together with the November 2007 Debentures, collectively referred to herein as the “November 2007 Securities”);

WHEREAS, pursuant to a Securities Purchase Agreement dated on or about December 6, 2007 (the “December 2007 Securities Purchase Agreement,” together with the November 2007 Securities Purchase Agreement, collectively referred to herein as the “Securities Purchase Agreements”) by and among the Company and the Holders (the “December 2007 Investors”), the Company issued to the December 2007 Investors (a) an aggregate principal amount equal to $1,764,707 of the Company’s Original Issue Discount 8% Secured Convertible Debentures, due June 6, 2010 (the “December 2007  Debentures,” and, together with the November 2007 Debentures, collectively referred to herein as the “Debentures”), and (b) common stock purchase warrants to purchase an aggregate of 2,757,354 shares of Common Stock, with an initial exercise price[s] of $0.32 per share (the “December 2007 Warrants,” which together with the November 2007 Warrants, are collectively referred to herein as the “Warrants,” and the December 2007 Warrants together with the December 2007 Debenture, are collectively referred to herein as the “December 2007 Securities,” and the November 2007 Securities together with the December 2007 Securities are collectively referred to herein as the “Securities”);

WHEREAS, pursuant to Section 6(b) of the November 2007 Debentures, on each Monthly Redemption Date, beginning May 6, 2008, the Company was required to redeem the Monthly Redemption Amount (the “November 2007 Monthly Redemption”);

WHEREAS, pursuant to the Amendment to Debentures and Warrants, Agreement and Waivers entered into on or about August 29, 2008 (the “August 2008 Waiver”), the November 2007 Monthly Redemption Amounts originally due between June 1, 2008 and December 31, 2008 were deferred until January 1, 2009;

WHEREAS, pursuant to Section 6(b) of the December 2007 Debentures, on each Monthly Redemption Date, beginning on June 6, 2008, the Company was required to redeem the Monthly Redemption Amount (the “December 2007 Monthly Redemption” and, together with the November 2007 Monthly Redemption, collectively referred to herein as the “Monthly Redemption”);

WHEREAS, pursuant to the Amendment to Debentures and Warrants, Agreement and Waivers entered into on or about August 29, 2008 (the “August 2008 Waiver”), the November 2007 Monthly Redemption Amounts originally due between June 1, 2008 and December 31, 2008 were deferred until January 1, 2009;

WHEREAS, pursuant to Section 2 of the November 2007 Debentures, the Company was required to make payments of interest, quarterly on each January 1, April 1, July 1 and October 1, beginning on January 1, 2008;

WHEREAS, pursuant to Section 2 of the December 2007 Debentures, the Company was required to make payments of interest, quarterly on each January 1, April 1, July 1 and October 1, beginning on January 1, 2008;

WHEREAS, pursuant to the August 2008 Waiver, certain interest payments due with respect to the November 2007 Debentures and the December 2007 Debentures were waived and the accrual of certain interest payments was tolled from the date of the August 2008 Waiver until January 1, 2009;

WHEREAS, it is the intention of the Company and the Investors that the holding periods for the Debentures and the Warrants, in each case, as amended hereby, will tack to, and run from, the Original Issue Dates of the Debentures and the Warrants, respectively; and

WHEREAS, the Company and the Investors now desire that the terms of the Debentures and the Warrants be modified and have entered into this Agreement to document their agreement regarding such modifications.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, and intending to be legally bound hereby, the undersigned parties hereby agree as follows:

Incorporation of Preliminary Statements. The Recitals set forth above by this reference hereto are hereby incorporated into this Agreement.

1.           Confirmation of Outstanding Principal Amounts of the Debentures.  The Company and the Holders acknowledge that the outstanding principal amounts of the respective November 2007 Debentures and December 2007 Debentures, as of January 1, 2009, are as set forth in Schedule “A” hereto.

2.           Adjustment to Conversion Price of the Debentures.  The definition of “Conversion Price” in Section 4(b) of each of the Debentures is hereby deleted and replaced in its entirety with the following:

“Conversion Price.  The conversion price in effect on any Conversion Date shall be equal to $0.06, subject to adjustment herein (the “Conversion Price”).”

3.           Definition of Monthly Interest Payment Date.  The definition of “Monthly Interest Payment Date” shall be added, in alphabetical order, to Section 1 of each of the Debentures, and have the following meaning:

“Monthly Interest Payment Date shall have the meaning set forth in Section 2 (f).”

4.            Deferral of Interest Payment.

Interest payments after the date hereof shall each be payable in accordance with the original terms of the November 2007 Debentures and December 2007 Debentures, respectively (as each was previously amended by the August 2008 Waiver), except that the next interest payment, which would otherwise be due April 1, 2009 for interest accrued during the quarter ending March 31, 2009, shall be deferred until May 1, 2009.

For the avoidance of doubt, the parties to this Agreement agree and acknowledge that the amount of accrued and unpaid interest for each of the Debentures as of May 1, 2009 (the “May 1 2009 Interest Amount”), will be the amount set forth in the Schedule “A” attached hereto, and that such amount will be paid by the Company, in accordance with the terms hereof, on May 1, 2009.

5.            Amendment to Monthly Redemption Date of the Debentures. The definition of “Monthly Redemption Date” in Section 1 of each Debenture and in the August 2008 Waiver , is hereby deleted and replaced in its entirety with the following:

“Monthly Redemption Date” means the 1st of each month, commencing immediately upon May 1, 2009, and terminating upon the full redemption of this Debenture.

6.            Amendment to Monthly Redemption Amount of the Debentures. The definition of “Monthly Redemption Amount” in Section 1 of each Debenture and in the August 2008 Waiver , is hereby deleted and replaced in its entirety with the following:

“Monthly Redemption Amount” means an amount equal to the outstanding principal amount of such Holder’s Debenture as of May 1, 2009, divided by 12.”

7.            Amendment to Maturity Date of Debentures.  The “Maturity Date,” as defined in the second paragraph of each of the Debentures, is hereby amended to mean April 1, 2010.

8.            Equity Dilution Adjustment to Number of Warrants.  In consideration of the terms hereof, so long as any of the Debentures remain outstanding, anytime that the Company issues equity securities or securities that are convertible or exchangeable into equity securities (as applicable, a “Triggering Issuance”), and immediately following any such offering, the sum of all of the Holders’ Deemed Holder Fully Diluted Amounts (as defined below) is less than 50.4% of Company Fully Diluted Amount (as defined below), the Company shall issue to each Holder a number of warrants (the “Makeup Warrants”) equal to (a) the Holder’s Pro Rata Share (as defined below) of the Minimum Fully Diluted Amount, where the “Minimum Fully Diluted Amount” shall mean 50.4% of the Company Fully Diluted Amount (as defined below)  immediately following the Triggering Issuance, less (b) the Holder’s Deemed Fully Diluted Amount immediately prior to the Triggering Issuance.

For purposes hereof,

 “Company Fully Diluted Amount” shall mean the fully diluted number of shares of common stock of the Company at the time in question.

“Deemed Holder Fully Diluted Amount,” for each Holder as of a given date, shall mean the sum of (i) the Holder’s Initial Fully Diluted Amount (as defined below), plus (ii) the increased number of Warrants, if any, that have been added to any of Holder’s Warrants in excess of the Adjusted Warrant Amount (as defined in Section 13 hereof) since March 1, 2009 by virtue of the antidilution provisions of the Warrants, plus (iii) the number of Makeup Warrants, if any, previously issued to the Holder hereunder.

“Holder’s Initial Fully Diluted Amount” shall mean the number of shares of common stock that would be issuable upon the full conversion of Holder’s Debentures (including principal amounts and accrued and unpaid interest) and upon the full exercise of Holder’s Warrants as of March 1, 2009, in each case without regard to any contractual limitations on the amount that can be converted or exercised.

“Pro Rata Share” shall mean the principal amount of Debentures held by Holder as of the date hereof, divided by the aggregate principal amount of Debentures held by all Holders as of the date hereof.

Each Holder’s Pro Rata Share and Initial Fully Diluted Amount shall be as follows (the amounts set forth in the following table shall govern absent manifest error):

Orig Date	Holder	Pro Rata Share	Holder’s Initial Fully Diluted Amount
November 2007	BridgePointe Master Fund Ltd.	17.15%	31,511,197
November 2007	Enable Growth Partners LP	44.32%	76,635,582
November 2007	Enable Opportunity Partners LP	5.21%	9,015,955
November 2007	Pierce Diversified Strategy Master Fund LLC, Ena	2.61%	4,507,975
December 2007	BridgePointe Master Fund Ltd.	9.85%	17,320,613
December 2007	Enable Growth Partners LP	18.77%	32,457,426
December 2007	Enable Opportunity Partners LP	2.09%	3,606,378
December 2007	Pierce Diversified Strategy Master Fund LLC, Ena	0%	-

It is further understood that any issuance of shares of common stock, warrants, securities convertible or exchangeable into common stock or options to employees, officers, directors or consultants of the Company shall be subject to the 50.4% Agreement calculation above and not considered an Exempt Issuance (as further defined in the Securities Purchase Agreements) for the purpose of this section and calculating the 50.4% only.  It is also understood that the rights afforded to the Company under the definition of Exempt Issuance in each of the Securities Purchase Agreements remain, provided that no right is granted hereby to issue any securities which the Transaction Documents (as defined in the Securities Purchase Agreements) otherwise prohibit.

It is expressly understood that this section does not modify the full ratchet anti-dilution rights (including but not limited to Section 5 of the Debenture and Section 3 of the Warrants) currently afforded to the Holders of the existing Debentures and Warrants (as defined herein).   The exempt issuances under Section 5 (b) of the Debentures are not exempt for the purposes of the 50.4% calculation above.

The Makeup Warrants shall be in the same form as the original Warrants issued, except that the Exercise Price of the Makeup Warrants shall equal the lesser of (i) the issuance price per share of the equity securities that triggered the issuance of the Makeup Warrants (the “Triggering Issuance”) or (ii) the Market Price on the date of the Triggering Issuance, where “Market Price” shall mean the average of the VWAPs for the 10 consecutive trading days immediately preceding the date of the Triggering Issuance, and the “Termination Date” of each Makeup Warrant shall be five (5) years from its date of issuance.   Each of the Transaction Documents is hereby amended such that any reference to “Warrants” therein shall include the Makeup Warrants and any reference to “Warrant Shares” shall include the shares issuable upon exercise of the Makeup Warrants, provided that, for purposes of the Registration Rights Agreement (as defined in the Securities Purchase Agreements), the references to “Warrants” and “Warrant Shares” shall not include the Makeup Warrants and the shares issuable upon exercise of the Makeup Warrants.

9.            Renumbering of Miscellaneous Section. “Section 9 – Miscellaneous” of the Debentures shall be retitled as “Section 10 Miscellaneous and any defined terms in Section 1 of the Debentures that has a reference to Section 9 shall be deemed amended to reference “Section 10.”

10.           Additional Covenants to the Debenture.  A new section entitled “Section 9 Additional Covenants” shall be added to each of the Debentures in the correct numerical order as follows:

“Section 9 Additional Covenants. The Company agrees to abide by the following additional covenant.  Such covenant which will remain effective so long as any of the Debentures remain outstanding:

Accounts payable shall not exceed $2,000,000 at any time during the period from the date hereof through May 1, 2009.

In the event that the Company fails to comply with any of the covenants set forth in Section 9 above (a “Covenant Failure”), such failure shall constitute an Event of Default under the November 2007 Debenture and the December 2007 Debenture.  The Company shall notify the debt holders within five (5) business days of the Company’s knowledge of any Covenant Failure, provided that, the Company shall not provide the debt holders with notification of any Covenant Failure if any debt holder has requested not to be provided with such information for a specified period of time.  In the event that the Company notifies the debt holders of Covenant Failure, then, the Company shall publicly disclose such Covenant Failure on a Form 8-K within five (5) business days of such disclosure to debt holders, or as otherwise required by the rules of the Securities Exchange Commission.”

11.           Additional Events of Default to the Debenture.   Each of the following shall constitute “Events of Default” under the Debentures and the Debentures are hereby amended to add the following immediately following Section 8(a)(xii) thereof:

“(xiii) If, anytime from the date hereof through May 1, 2009, the Company or any of its subsidiaries makes any payment of funds or transfers any assets of the Company or assets of any of its subsidiaries to any of Donald Karner, Kathryn Forbes or Kevin Morrow, or any of their successors or assigns (each individually a “Karner Lender,” and collectively the “Karner Lenders”), or

(xiv) If, anytime from May 1, 2009 until such time as none of the Debentures remain outstanding, the Company or any of its subsidiaries makes any payment of funds or transfers any assets of the Company or assets of any of its subsidiaries to any Karner Lender, in excess of the then required payments under the Karner Contracts (as defined below).  For purposes hereof, the “Karner Contracts” shall mean any promissory note, loan agreement, stock purchase agreement or other agreement of any kind by and between the Company or any of its subsidiaries and any one or more of the Karner Lenders (as defined above), including but not limited to the “Bridge Loan Agreement” between Donald Karner, Kathryn Forbes and Kevin Morrow and Ecotality, Inc. dated August 29, 2008, and the “Stock Purchase Agreement, and Working Capital True-Up” related to the acquisition of ETEC and Clarity Group by the Company, dated on or about November 6, 2007, or

(xv)  If, for so long as any of the Debentures remains outstanding, the Company shall agree to any modification of any of the Karner Contracts as they exist on the date hereof, or

(xvi) If, for so long as any of the Debentures remains outstanding, any Karner Lender (i) shall declare an event of default against the Company or any subsidiary under any of the Karner Contracts or shall take any other action which  results in such the indebtedness represented by any such contract becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, or (ii) shall file or initiate any legal action for the recovery of past due indebtedness or any legal action to seize, possess, collect or foreclose upon any assets of the Company or any of its subsidiaries; or

(xv) If the Company shall breach any covenant set forth in the Amendment to Debentures and Warrants, Agreement and Waiver by and between the Company and the Holders, dated on or about March 5, 2009 .”

12.           Amendment to BridgePointe Debentures to Add Right to Appoint a Board Member.  A new subsection “9(k) Right to Appoint of Board Member” shall be added to each of BridgePointe’s Debentures , immediately following subsection 9(j) thereof, as follows:

“k) Right to Appoint Board Member.  At any time after the date hereof that there is not a nominee of BridgePointe Master Fund Ltd. (“BridgePointe”) serving on the Company’s Board of Directors, until such time as none of the Debentures remain outstanding, BridgePointe (either itself or through its investment manager, Roswell Capital Partners, LLC (“RCP”)), at its option, may recommend a nominee, chosen at BridgePointe’s own discretion (the “BridgePointe Nominee”) to the Company’s Board of Directors.  The Company agrees that its Board of Directors, or the Nominating Committee of the Board, as applicable, shall appoint the BridgePointe Nominee as a member of the Company’s Board of Directors, provided that the BridgePointe Nominee meets the minimum qualifications for the position set forth in the Company’s Articles of Incorporation, By-Laws, Nominating Committee Charter, or any other document setting forth the requirements for qualification and appointment of such Nominee.  After such appointment, the Company and its Board of Directors shall cause the Committee responsible for electing the slate of directors to be presented to the shareholders for approval at the next annual shareholders meeting to include the BridgePointe Nominee, and shall use their best efforts to obtain shareholder ratification of the appointment of the Buyer’s Nominee at the next shareholder meeting.

The BridgePointe Nominee may, at BridgePointe’s option, remain on the Company’s board of directors until such time as none of the Debentures of any of the Holders remain outstanding, or may resign from the Company’s Board of Directors at any time.  The Company will agree to publicy disclose, within forty five (45) days of such resignation, any material non-public information that has been disclosed to the BridgePointe Nominee in a Form 8-K.  In the event that the Company discloses any material, non-public information to the BridgePointe Nominee and fails to publicly file a Form 8-K in accordance with the above, BridgePointe shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents.  BridgePointe shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure.  The Company understands and confirms that BridgePointe shall be relying on the foregoing representations in effecting transactions in securities of the Company.

The Company understands that BridgePointe’s nominee to the Company’s Board of Directors is an employee of RCP, which is the Investment Manager for BridgePointe.  BridgePointe agrees to have the BridgePointe Nominee execute an agreement whereby the BridgePointe Nominee acknowledges and agrees that all material non-public information regarding the Company which is revealed to the BridgePointe Nominee in his role as a board member, will be kept confidential and further that a “Chinese Wall” exists in the office of BridgePointe and its related company RCP (a “Chinese Wall Acknowledgment”). The Company agrees that subject to receipt a Chinese Wall Acknowledgment, inside, confidential or non-public information disclosed to the BridgePointe Nominee shall not be imputed to BridgePointe or RCP, or either or their  employees or any of their affiliates, and the Company agrees not to restrict any of the following based upon the disclosure of material non-public information to the BridgePointe Nominee: (i) the issuance of common stock to BridgePointe upon conversion of its Debentures or exercise of its Warrants, or (ii) the issuance to BridgePointe of shares of freely trading, unlegended shares of common stock and the removal of restrictive legends from shares of common stock, in each case where otherwise allowed  under the Transaction Documents.”

13.           Adjustment to Warrant Exercise Price, Antidilution Adjustment to Number of Warrants and Extension of Term of Warrants:

(a) In consideration for the terms hereof, the Exercise Price (as defined in each of the Warrants) of each of the Warrants (as “Warrants” is defined in the November 2007 Securities Purchase Agreement and the December 2007 Securities Purchase Agreement, respectively) is hereby decreased to $0.06 (to the extent that such exercise price was previously above $0.06), subject to further adjustment therein.

(b) Related to the decrease of the Exercise Price of the Warrants to $0.06, the number of shares of the Warrants underlying the November 2007 Debentures and the December 2007 Debentures, respectively, are hereby proportionally increased as shown in the table attached as Schedule “B” hereto (as to each Warrant, the “Adjusted Warrant Amount”).

(c) The terms of each of the existing Warrants are hereby amended such that on the “Termination Date” (as defined in each Warrant, respectively) shall mean May 1, 2014.

(d)  By not later than March 11, 2009, the Company shall provide the Holders with fully executed, updated warrant certificates representing the adjusted exercise price and the increased number of shares represented by each of the adjusted Warrants, and failure to do so shall constitute an Event of Default under the Debentures.

14.           Additional Covenants to the Security Agreement.  For purposes hereof, “Security Agreement” shall mean the Security Agreement by and between the Debtors and the Holders dated on or about November 6, 2007.  A new subsection “(qq)” shall be added to the Security Agreement (as defined above) immediately following subsection (pp) of Section 4 thereof, as follows:

“(qq)  In addition to, and without limiting the other obligations of the Debtors hereunder, the Debtors agree to abide by the following covenants.   Such covenants will remain effective so long as any Obligations (as defined herein) remain outstanding:

The Debtors each agree, as soon as possible but in any event by not later than March 5, 2009, and failure to do so will constitute a default of this Security Agreement and a default and acceleration of the Debentures:

(i) to cause the security interests contemplated by this Security Agreement with respect to all Intellectual Property registered at the United States Copyright Office or United States Patent and Trademark Office or any foreign patent or trademark office to be duly recorded at the applicable office, and

(ii) to prepare and record an appropriate Assignment for Security in the United States Patent and Trademark Office and the United States Copyright Office and any applicable foreign patent or trademark office, with respect to any Intellectual Property of the Company currently existing and not covered by an appropriate Assignment for Security.

The Debtors each further agree:

(iii) to give the Secured Parties notice whenever it acquires (whether absolutely or by license) or creates any additional material Intellectual Property, and

(iv) after acquiring any additional material Intellectual Property, to make any and all of the applicable filings and assignments required in subsections (i) or (ii) above within fifteen (15) days of such acquisition. The term “Intellectual Property” shall expressly include, but is not limited to, the patents, patent applications and trademarks listed in Schedule 4(qq)  attached hereto.

In the event that any of the Debtors fail to comply with any of the covenants set forth in this subsection 4(qq) above (a “Covenant Failure”), such failure shall constitute an Event of Default under this Agreement, under the Company’s Original Issue Discount 8% Secured Convertible Debentures due May 6, 2010 and issued to the Secured Parties on or about November 5, 2007 (the “November 2007 Debentures”) and under the Company’s Original Issue Discount 8% Secured Convertible Debentures due June 6, 2010 and issued to the Secured Parties on or about December 6, 2007 (the “December 2007 Debentures”) .  The Company shall notify the Secured Parties within five (5) business days of the Company’s knowledge of any Covenant Failure, provided that, the Company shall not provide the Secured Parties with notification of any Covenant Failure if any Secured Parties has requested not to be provided with such information for a specified period of time.  In the event that the Company notifies the Secured Parties of Covenant Failure, then, the Company shall publicly disclose such Covenant Failure on a Form 8-K within five (5) business days of such disclosure to debt holders, or as otherwise required by the rules of the Securities Exchange Commission.”

15.          Breach of Covenants as an Event of Default.   In consideration of the terms hereof, the Company and the Holders agree that it shall constitute an “Event of Default” pursuant to each of the Debentures if the Company shall fail to observe any covenant or other agreement set forth in this Agreement which is not cured within five (5) Trading Days of such failure.

16.          Senior Indebtedness.  The Company and each of the Debtors agree acknowledge that funds borrowed by the Company from Donald Karner and Kathryn Forbes pursuant to the line of credit for up to $650,000 on or about August 29, 2008 are and shall be subject to and subordinate to the payment in full of the Senior Indebtedness (as defined below), both in right of payment and as to security interest priority, where the “Senior Indebtedness” shall mean all of the indebtedness to the Holders  under the November 2007 Debentures and December 2007 Debentures, and any other indebtedness of any kind currently owed or hereafter owed by the Company to any of the Holders.

17.          Amendments. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holders or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

18.          Capitalization.  The capitalization of the Company as of the date hereof, immediately following and accounting for the effectiveness of this Agreement, is as set forth on Schedule “C”, which Schedule shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof.

19.           Increase in Authorized Shares.  In addition to, and in no way amending or waiving any existing obligations of the Company under the Transaction Documents (as defined in the Securities Purchase Agreements, respectively), the Company shall hold a shareholders meeting and put before the shareholders a proposal to increase authorized shares from 300,000,000 to 500,000,000, following the requirements set forth in the Company’s by-laws, within forty five (45) days from the date of this Agreement. The Company shall use its best efforts to obtain stockholder approval of an increase in such authorized number of shares as soon as possible, and in any event by the date that is ninety (90) days from the date of this Agreement (the “Authorization Increase Deadline”).  Attached hereto as Schedule 19 is a schedule of (i) the number of shares of Common Stock underlying the Debentures and Warrants held by each Holder, (ii) the number of shares of Common Stock required to be reserved under the Debentures and Warrants held by each Holder and (iii) the actual number of shares of Common Stock reserved for each Holder’s Debenture(s) and Warrants (in each case, after giving effect to the amendments hereunder).

Upon the receipt of such stockholder approval, or beginning on the Authorization Increase Deadline, whichever is sooner, the Company shall reserve for issuance to the Holders the number of authorized shares (the “Reserved Amount”) as otherwise required under the Transaction Documents.  The “Required Minimum” (as defined under both Securities Purchase Agreements) shall be allocated ratably among the then-outstanding Debentures and Warrants held by the Holders and their respective assigns.  Nothing herein shall be deemed a waiver or an amendment to the Company’s requirements to reserve authorized and unissued shares of Common Stock for the Securities then held by any Holder or its respective assigns as required under the Transaction Documents.

20.           Delivery of Foreign Patent Filings.  By not later than March 13, 2009, the Company shall deliver to the Holders a certificate, signed by the president and chief executive officer of the Company, and the chief executive officer of each of the Debtors certifying (i) that the security interests contemplated by the Security Agreement (as defined above) with respect to all “Intellectual Property” (as defined in the Security Agreement) registered at any foreign patent, trademark or copyright office has been duly recorded at the applicable office, and (ii) that the Company and each of the Debtors have executed and recorded an appropriate Assignment for Security in any such foreign patent, trademark or copyright office, with respect to any Intellectual Property of the Company currently existing and not covered by an appropriate Assignment for Security, in substantially the form of Exhibit A attached hereto, together with filed stamped copies of the documents referred to in subsections (i) and (ii) immediately above.   A failure of the Company to comply with the requirements of this Section shall constitute an Event of Default under the Debentures.

21.          Effect on Transaction Documents. Subject to the waivers and amendments provided herein, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including but not limited to, any other obligations the Company may have to the Investors under the Transaction Documents provided however that references to Securities, Debentures, Warrants and Underlying Shares in the Transaction Documents shall include such securities, as amended hereby, and the shares underlying such Securities, respectively.  Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Investors, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  The Investors reserve all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise.  This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith, including, without limitation, the Security Agreement.

22.          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the applicable Transaction Document.

23.          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Investors. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the Investors.  The Investors may assign their respective rights hereunder in the manner and to the Persons as permitted under the applicable Transaction Document.

24.          Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

25.          Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Transaction Documents.

26.          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

27.          Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

28.          Closing Conditions.  Prior to and as a condition to closing of the Amendment Agreement, the Company shall provide to the Holders each of the following:

 (a) a certificate, signed by the president and chief executive officer of the Company, certifying (i) that the acquisition of Innergy Power Corporation by the Company has been irrevocably completed and all conditions to the closing of the acquisition of Innergy Power Corporation by the Company have been completed or satisfied in full, and (ii) that no additional consideration is owed by the Company to the sellers of Innergy Power in conjunction with such acquisition.

(b) a certificate, signed by the president and chief executive officer of the Company, certifying (i) that the acquisition of Electronic Transportation Engineering Corporation (“ETEC”) by the Company has been irrevocably completed and all conditions to the closing of the acquisition of ETEC by the Company have been completed or satisfied in full, and that such closing is not conditioned upon the payment by the Company of any additional amounts that may be owed by the Company to the sellers of ETEC in conjunction with such acquisition and (ii) that the Company is the owner and holder of 100% of the capital stock and assets of ETEC, and such ownership is not subject to any conditions including but not limited to payment of any amounts owed by the Company to the sellers of ETEC.  The Holders acknowledge that the Company has an outstanding liability to the sellers of ETEC comprised of (i) the balance of not more than $400,000 of the note payable attributable to the Working Capital True Up (as described in the Company’s Form 10-Q for the quarter ended September 30, 2009) and (ii) not more than $247,253 payable in monthly installments of $50,000 (as described in the Company’s Form 10-Q for the quarter ended September 30, 2009).

(c) a certificate, signed by the president and chief executive officer of the Company, certifying (i) that the acquisition of the Minit-Charger business (“Minit-Charger”) of Edison Source Norvik Company (“Edison”) by ETEC has been irrevocably completed and all conditions to the closing of the acquisition of Minit-Charger by ETEC have been completed or satisfied in full, and (ii) that no additional consideration is owed by ETEC or the Company to the sellers of Minit-Charger in conjunction with such acquisition.

(d)  a certificate, signed by the president and chief executive officer of the Company, and the chief executive officer of each of the Debtors certifying (i) that that the security interests contemplated by the Security Agreement (as defined above) with respect to all “Intellectual Property” (as defined in the Security Agreement) registered at the United States Copyright Office or United States Patent and Trademark Office has been duly recorded at the applicable office, and (ii) that the Company and each of the Debtors have executed and recorded an appropriate Assignment for Security in the United States Patent and Trademark Office and the United States Copyright Office, with respect to any Intellectual Property of the Company currently existing and not covered by an appropriate Assignment for Security, in substantially the form of Exhibit A attached hereto, together with filed stamped copies of the documents referred to in subsections (d)(i) and (d)(ii) immediately above.

(e)  a file stamped copy of a mortgage deed, in the name of the Holders, granting the Holders a lien on the office building (the “Office Building”) located in Scottsdale, Arizona that the company purchased on or about January 16, 2007 for an aggregate purchase price of $575,615, evidencing the filing of such deed in the public records of the state and county where such real property is located, as further described in Schedule B to the Security Agreement.  Such lien shall be senior in right of payment and as to security interest to all other liens on the Office Building, except that such lien shall be junior and subordinate to the lien granted by virtue of a Deed of Trust to C. Timothy Caldwell prior to the date hereof, securing the remaining balance of not more than $287,500 on an interest-only loan to the Company.

(f)  a copy of (i) file stamped documentation showing that the security interests contemplated by the Security Agreement with respect to all Intellectual Property (as defined in the Security Agreement) registered at the United States Copyright Office or United States Patent and Trademark Office or any foreign patent or trademark office has been duly recorded at the applicable office, and (ii) file stamped documentation showing that an appropriate Assignment for Security has been filed in the United States Patent and Trademark Office and the United States Copyright Office and any applicable foreign patent or trademark office, with respect to any Intellectual Property of the Company currently existing and not covered by an appropriate Assignment for Security.

(g)  (i) a certificate, dated as of the date hereof, executed by the Chief Executive Officer of the Company certifying that, to the best knowledge of the Chief Executive Officer after reasonable investigation, no Event of Default, except as expressly waived in this Agreement, and no event which, with the giving of notice or passage of time (or both), would constitute an Event of Default under the Debentures has occurred or is continuing, and (ii) all documents required to be delivered by the Company and its subsidiaries hereunder shall have been executed and delivered to the Investors.  In the event the foregoing items are not delivered to the Investors, all of the consents, amendments and waivers of the Investors contained herein shall be null and void.  In addition, the waivers and consents of the Investors under this Agreement shall also be expressly conditioned upon the accuracy of all of the representations and warranties of the Company and the performance by the Company (and all of its subsidiaries) of their obligations under this Agreement.

29.         Representations and Warranties; Corporate Authority.  The Company hereby makes the representations and warranties set forth below to the Holders that as of the date of its execution of this Agreement:

(a)         The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)         The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(c)         No consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

(d)         All of the Company’s warranties and representations contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties hereto.  Except as otherwise set forth on the disclosure schedule attached hereto as Schedule “D,” the Company expressly reaffirms that each of the representations and warranties set forth in the Securities Purchase Agreements continues to be true, accurate and complete, and the Company hereby remake and incorporate herein by reference each such representation and warranty as though made on the date of this Agreement.

30.           Amendments and Waivers.  No waiver of any default with respect to any provision, condition or requirement of this Agreement or the other Transaction Documents shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

31.          Joint Preparation.  Each of the parties hereto acknowledges that this Agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against either party.

32.           Amendments Not Effective Until All Parties Agree.  The amendments herein shall not be effective unless and until the Company, its undersigned subsidiaries and all of the Holders of the Debentures shall have agreed to the terms and conditions hereunder.

33.          Disclosure and Filing of 8-K.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information. On or before the second (2nd) Trading Day immediately following the date hereof, the Company shall file a Current Report on Form 8-K, reasonably acceptable to each Investor disclosing the material terms of the transaction contemplated hereby, which shall include this Agreement as an attachment hereto.

34.          INDEPENDENT NATURE OF INVESTORS’ OBLIGATIONS AND RIGHTS.  THE COMPANY HAS ELECTED TO PROVIDE ALL INVESTORS WITH THE SAME TERMS AND FORM OF THIS AGREEMENT FOR THE CONVENIENCE OF THE COMPANY AND NOT BECAUSE IT WAS REQUIRED OR REQUESTED TO DO SO BY THE INVESTORS.  THE OBLIGATIONS OF EACH INVESTOR UNDER THIS AGREEMENT, AND ANY TRANSACTION DOCUMENT ARE SEVERAL AND NOT JOINT WITH THE OBLIGATIONS OF ANY OTHER INVESTOR, AND NO INVESTOR SHALL BE RESPONSIBLE IN ANY WAY FOR THE PERFORMANCE OR NON-PERFORMANCE OF THE OBLIGATIONS OF ANY OTHER INVESTOR UNDER THIS AGREEMENT OR ANY TRANSACTION DOCUMENT. NOTHING CONTAINED HEREIN OR IN ANY TRANSACTION DOCUMENT, AND NO ACTION TAKEN BY ANY INVESTOR PURSUANT THERETO, SHALL BE DEEMED TO CONSTITUTE THE INVESTORS AS A PARTNERSHIP, AN ASSOCIATION, A JOINT VENTURE OR ANY OTHER KIND OF ENTITY, OR CREATE A PRESUMPTION THAT THE INVESTORS ARE IN ANY WAY ACTING IN CONCERT OR AS A GROUP WITH RESPECT TO SUCH OBLIGATIONS OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE TRANSACTION DOCUMENTS.  EACH INVESTOR SHALL BE ENTITLED TO INDEPENDENTLY PROTECT AND ENFORCE ITS RIGHTS, INCLUDING WITHOUT LIMITATION, THE RIGHTS ARISING OUT OF THIS AGREEMENT OR OUT OF THE OTHER TRANSACTION DOCUMENTS, AND IT SHALL NOT BE NECESSARY FOR ANY OTHER INVESTOR TO BE JOINED AS AN ADDITIONAL PARTY IN ANY PROCEEDING FOR SUCH PURPOSE. EACH INVESTOR HAS BEEN REPRESENTED BY ITS OWN SEPARATE LEGAL COUNSEL IN THEIR REVIEW AND NEGOTIATION OF THIS AGREEMENT AND THE TRANSACTION DOCUMENTS.

IN WITNESS WHEREOF, the parties have duly executed this Agreement to Debentures and Warrants, Agreement and Waiver as of the date first written above.

ECOTALITY, INC., a Nevada corporation

By: __________________________
Name: ______________________
Title: Chief Executive Officer

ECOTALITY STORES, INC., a Nevada corporation

By: __________________________
Name: ______________________
Title: Chief Executive Officer

ELECTRIC TRANSPORTATION ENGINEERING CORPORATION, an Arizona corporation

By: __________________________
Name: ______________________
Title: Chief Executive Officer

THE CLARITY GROUP, INC., an Arizona corporation

By: __________________________
Name: ______________________
Title: Chief Executive Officer

PORTABLE ENERGY DE MEXICO, S.A. D C.V., a Mexican corporation

By: __________________________
Name: ______________________
Title: Chief Executive Officer

[signature page of Holders/Investors follows]

Convertible Debenture Holders’ Signature Page

BRIDGEPOINTE MASTER FUND LTD.

By: ______________________________

Name: ____________________________

Title: _____________________________

ENABLE GROWTH PARTNERS LP

By: ______________________________

Name: ____________________________

Title: _____________________________

ENABLE OPPORTUNITY PARTNERS LP

By: ______________________________

Name: ____________________________

Title: _____________________________

PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC, ENA

By: ______________________________

Name: ____________________________

Title: _____________________________

SCHEDULE “A”

Orig Date	Convertible Debenture Holder	Conv. Debt Principal Balances	Accrued and Unpaid Interest as of May 1, 2009
November 2007	BridgePointe Master Fund Ltd.	$1,230,409.69	$32,810.93
November 2007	Enable Growth Partners LP	$3,180,001.11	$84,800.03
November 2007	Enable Opportunity Partners LP	$374,117.78	$9,976.47
November 2007	Pierce Diversified Strategy Master Fund LLC, Ena	$187,058.89	$4,988.24
December 2007	BridgePointe Master Fund Ltd.	$706,666.92	$18,844.45
December 2007	Enable Growth Partners LP	$1,346,824.00	$35,915.31
December 2007	Enable Opportunity Partners LP	$149,647.12	$3,990.59
December 2007	Pierce Diversified Strategy Master Fund LLC, Ena	$0	$0.00

SCHEDULE “B”

Origination Dates	Warrant Holder	No. of Warrants at $0.06 Exercise Prices
November 2007	BridgePointe Master Fund, Ltd	10,457,520
November 2007	Enable Growth Partners LP	22,222,229
November 2007	Enable Opportunity Partners LP	2,614,384
November 2007	Pierce Diversified Strategy Master Fund LLC, Ena	1,307,189
December 2007	BridgePointe Master Fund, Ltd	5,228,757
December 2007	Enable Growth Partners LP	9,411,771
December 2007	Enable Opportunity Partners LP	1,045,749
December 2007	Pierce Diversified Strategy Master Fund LLC, Ena	n/a

SCHEDULE 4(QQ) TO SECURITY AGREEMENT

PATENTS

U.S. Patents

Tile	Patent Number	Issue Date
Rechargeable Battery	4,996,128	2/26/1991
Thermal Management of Rechargeable Batteries	5,338,624	8/16/1994
Rechargeable Battery	5,374,490	12/20/1994
Multiple Cell Flat Pack Battery and Short Protection Therefore	5,368,956	11/29/1994
Recombinant Lead Acid Battery and Method of making Same	5,626,990	5/6/1997
Battery Charger	5,179,335	1/12/1993
Charging Circuits for Rechargeable Batteries and Cells	5,204,611	4/20/1993
Battery Charger	5,396,163	3/7/1995
Battery Charger	5,477,125	12/19/1995
Battery Energy Monitoring Circuits	5,670,861	9/23/1997
Battery Energy Monitoring Circuits	5,773,962	6/30/1998
Battery Pack and Method for Connecting Battery Modules	5,993,992	11/30/1999
Charging Station for Electric Vehicles	5,202,617	4/13/1993
Method and Apparatus for Charging Batteries	5,680,031	10/21/1997
Method and Apparatus for Charging Batteries Utilizing Heterogeneous Reaction Kinetics	6,495,992	12/17/2002
Method and Apparatus for Ameliorating Electrolyte Stratification During Rapid Charging	6,965,216	11/15/2005
Monitoring System for Batteries During Charge and Discharge	5,206,578	4/27/1993
Traction Battery Charging With Inductive Coupling	5,594,318	1/14/1997
Universal Charging Station and Method for Charging Batteries	5,548,200	8/20/1996

Canadian Patents

Tile	Patent Number	Issue Date
Battery Charger	1,330,828	7/19/1994
Charging Circuits for Rechargeable Batteries and Cells	2,038,160	10/22/1996
Method and Circuit for Charging Batteries	2,144,332	12/31/1996
Battery Energy Monitoring Circuits	2,184,578	6/27/2000
Battery Pack and Method for Connecting Battery Modules	2,295,760	3/13/2007
Charging Station for Electric Vehicles	2,121,470	1/2/2001
Method and Apparatus for Charging Batteries	2,250,098	11/23/2004
Method and Apparatus for Charging Batteries Utilizing Heterogeneous Reaction Kinetics	2,285,353	9/16/2003
Monitoring System for Batteries During Charge and Discharge	2,121,471	3/28/2000
Traction Battery Charging With Inductive Coupling	2,217,726	8/28/2001
Universal Charging Station and Method for Charging Batteries	2,194,148	8/24/1999

Japanese Patents

Tile	Patent Number	Issue Date
Battery Charger	1,987,039	11/8/1995
Charging Station for Electric Vehicles	3,263,075	12/21/2001
Monitoring System for Batteries During Charge and Discharge	3,323,498	6/28/2002
Traction Battery Charging With Inductive Coupling	3,547,450	4/23/2004

European Patents

Tile	Patent Number	Issue Date
Battery Charger	0 311 460	5/24/1995
Charging Station for Electric Vehicles	0 610 258	3/19/1997
Method and Apparatus for Charging Batteries	0 890 213	1/15/2003
Method and Apparatus for Charging Batteries Utilizing Heterogeneous Reaction Kinetics	0 972 328	2/11/2004
Monitoring System for Batteries During Charge and Discharge	0 623 253	1/2/1997
Traction Battery Charging With Inductive Coupling	0 820 653	6/2/1999
Universal Charging Station and Method for Charging Batteries	0 769 217	10/24/2001

Australian Patent

Tile	Patent Number	Issue Date
Traction Battery Charging With Inductive Coupling	698,216	9/8/1998

Trademarks

Trademark	U.S. Registration No.
INNERGY POWER CORPORATION™	NA
INNERGY POWER STATION™	NA
INNERGY POWER®	2,752,914
INNERGY™	NA
POWER PLANT®	2,942,127
REACH FURTHER™	NA
THINERGY™	NA
THINLINE®	1,864,556
THINSTAK™	NA

U.S. Trademarks

Trademark	Registration No.	Trademark Registration Date
Minit-Trak	3,139,654	9/5/2006
Minit-Watch	2,952,530	5/17/2005

Canadian Trademarks

Trademark	Registration No.	Trademark Registration Date
Minit Charger	TMA442969	5/19/1995
Minit-Charger and Design	TMA442661	5/19/1995
Minit-Charger	TMA446106	8/18/1995

Pending U.S. Patent Application

Title	Application No.	Application Filing Date
Method and System for Modeling Energy Transfer	10/757,220	1/13/2004

Pending Canadian Patent Applications

Title	Application No.	Application Filing Date
Method and Apparatus for Ameliorating Electrolyte Stratification During Rapid Charging	2,363,604	11/20/2001
Method and System for Monitoring Energy Transfer	2,512,871	2/5/2004

Pending Japanese Patent Application

Title	Application No.	Application Filing Date
Method and Apparatus for Ameliorating Electrolyte Stratification During Rapid Charging	2202-336391	11/20/2002

Pending European Patent Application

Title	Application No.	Application Filing Date
Method and Apparatus for Ameliorating Electrolyte Stratification during Rapid Charging	2257952.8	11/19/2002

Pending PCT Application

Title	Application No.	Application Filing Date
Method and System for Modeling Energy Transfer	PCT/US04/03613	2/5/2004

Schedule D

Securities Purchase Agreement
Article III Representations and Warranties

a.	Subsidiaries. No change other than as noted in items 11 and 28 (b) of Debenture Waiver	.
b.	Organization and Qualification.
c.	Authorization; Enforcement.
d.	No Conflict.
e.	Filings, Consents and Approvals. No change other than filing of mortgage lien and those associated with US and foreign IP.
f.	Issuance of the Securities. No change other than as noted in item 19 of Debenture Waiver.
g.	Capitalization. New Capitalization table provided as exhibit to Debenture Waiver.
h.	SEC Reports; Financial Statements. No change.
i.	Material Changes. No change.
j.	Litigation. No change.
k.	Labor Relations. No change.
l.	Compliance. No Change.
m.	Regulatory Permits. No change.
n.	Title to Assets. No change other than as noted in item 28 (e) of Debenture Waiver.
o.	Patents and Trademarks. No Change.
p.	Insurance. No Change.
q.	Transactions with Affiliates and Employees. No Change other than as noted in items 11 and 28 (b) of Debenture Waiver.
r.	Sarbanes-Oxley; Internal Accounting Controls. No Change.
s.	Certain Fees. No Change.
t.	Private Placement. No Change.
u.	Investment Company. No Change.
v.	Registration Rights. No Change.
w.	Listing and Maintenance Requirements. No Change.
x.	Application of Takeover Protections. No Change.
y.
Disclosure.  No change other than the material non public information that the Company has provided to Debenture Holders (Bridgepointe Master Fund and Enable Group ) per their agreement on January 30, 2009 to receive such information.  The Holders agreed to a 60 day time frame for the information; however, the period may be extended by mutual agreement.

z.	No Integrated Offering. No change.
aa.	Solvency. The Company is seeking the waiver agreement to allow time to meet the provisions of this representation. Indebtedness includes the indebtedness iterated in items 11 and 28.
bb.	Tax Status. No Change
cc.	No General Solicitation. No Change.

dd.	Foreign Corrupt Practices. No Change.
ee.	Accountants. No Change
ff.	Seniority. No Change.
gg.	No Disagreements with Accountants and Lawyers. No change other than Company has outstanding accounts payable with its lawyers.
hh.	Acknowledgement Regarding Purchasers’ Purchase of Securities. No change.
ii.	Acknowledgement Regarding Purchasers’ Trading Activity. No change.
jj.	Regulation M Compliance. No change.

	As of Sept 30, 2008		As of Dec 31, 2008		Outstanding Warrants, Debenture and Purchase Price True Up Obligations Payable in Equity												Fully Diluted Limited to current 300MM
					Debenture Debt Conversion			Debt Warrants & Employee Options			Contingent Liabilities - True Ups & Employee Share Grants				Fully Diluted		authorized shares
	# Share O/S	% Ownership	# Share O/S	% Ownership	Principal Bal + Unpaid Accrued Interest at 5/1/09	Estimated Conversion Rate	Estimated Conversion Shares	# Warrants / Options		Exercise Price	Estimated # Shares	Estimated # Warrants	Exercise Price	Description	# Share O/S	% Ownership	# Share O/S	% Ownership
Jonathan Read, CEO	7,250,018	5.8%	7,250,018	5.8%				1,000,000	Emp Opt	$0.19		1,000,000		Emp options committed	9,250,018	2.7%	9,250,018	2.7%
Harold Sciotto, Treasurer	35,558,924	28.4%	35,558,924	28.4%											35,558,924	10.2%	35,558,924	10.2%
Donald Karner, President, Etec	3,744,000	3.0%	3,744,000	3.0%											3,744,000	1.1%	3,744,000	1.1%
Barry Baer, CFO	-		-					500,000	Emp Opt	$0.19					500,000	0.1%	500,000	0.1%
Jerry Lin, Board Member	200,000	0.2%	200,000	0.2%											200,000	0.1%	200,000	0.1%
E. Slade Mead, Board Member	314,286	0.3%	424,586	0.3%											614,586	0.2%	614,586	0.2%

Officers & Directors as a Group	47,067,228	37.6%	47,177,528	36.5%				1,500,000				1,000,000			49,867,528	14.4%	49,867,528	14.4%

Pierce Diversified Strategy Master Fund	400,325	0.3%	373,874	0.3%	192,047	$0.06	3,200,785	245,098	Deb Warr	$0.06		1,062,091	$0.06	Estimated True Up Warrants	4,881,849	1.4%	3,652,353	1.1%
Enable Growth Partners	7,732,484	6.2%	7,108,838	5.7%	4,647,540	$0.06	77,459,007	5,931,375	Deb Warr	$0.06		25,702,625	$0.06	Estimated True Up Warrants	116,201,845	33.5%	86,448,043	24.9%
Enable Opportunity Partners (1)	841,297	0.7%	724,478	0.6%	537,732	$0.06	8,962,199	686,275	Deb Warr	$0.06		2,973,858	$0.06	Estimated True Up Warrants	13,346,811	3.8%	9,904,222	2.9%
Total Enable Ownership %		7.2%		6.6%											-	38.7%		28.8%
BridgePointe Master Fund	333,333	0.3%	-	0.0%	1,988,732	$0.06	33,145,533	2,941,177	Deb Warr	$0.06		12,745,100	$0.06	Estimated True Up Warrants	48,831,810	14.1%	36,099,842	10.4%
															-
Edison Source Company	2,000,000	1.6%	2,000,000	1.6%			-				31,333,333			Purchase Price Liab	33,333,333	9.6%	33,333,333	9.6%
Innergy Partners	3,000,000	2.4%	7,000,000	5.6%			-				-			Purchase Price Liab	7,000,000	2.0%	7,000,000	2.0%

Officers, Directors, Beneficial Owners	61,374,667	49.1%	64,384,718	49.7%	7,366,052		122,767,525	11,303,925			31,333,333	43,483,675			273,463,176	78.8%	226,305,320	75.4%

Shares Outstanding -Non Directors/Officers/ Beneficial Owners	63,748,194	50.9%	65,038,143	52.0%				7,771,537	* Var	$0.59	1,075,000				73,694,680	21.2%	73,694,680	24.6%

Total shares outstanding	125,122,861	100.0%	129,422,861	101.7%											347,157,856	100.0%	300,000,000	100.0%
													Potential Dilution		222,034,995

* Weighted Average Exercise Price : 5.4MM Warrant Shares @ $0.35, 1.9MM Warrant Shares @ >$1.00, 0.45MM Employee and Consultant Shares @ $0.19